SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)              June 30, 2005

SILICON GRAPHICS, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-10441	94-2789662
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Crittenden Lane Mountain View, CA		94043-1351
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (650) 960-1980

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 30, 2005, the Company and Steve Coggins entered into an amendment (the “Amendment”) to the Letter Agreement, dated January 10, 2005 (the “Letter Agreement”), to extend the term of the Letter Agreement to and including September 30, 2005.  All other terms and conditions of the Letter Agreement remain unchanged.

The description of the Amendment set forth above is qualified in its entirety by reference to the Amendment, which is attached as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

10.1                   Amendment, dated June 30, 2005, to Letter Agreement between the Company and Steve Coggins.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silicon Graphics, Inc.

Dated: July 5, 2005	By:	/s/ Sandra M. Escher
Sandra M. Escher
Senior Vice President and General Counsel

EXHIBIT INDEX

EXHIBIT NUMBER	DOCUMENT DESCRIPTION

10.1	Amendment, dated June 30, 2005, to Letter Agreement between the Company and Steve Coggins.